UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019 (June 13, 2019)

Semtech Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          [  ]

Item 5.07 Submission of Matters to Vote of Stockholders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Semtech Corporation (the "Company") was held on June 13, 2019. At the Annual Meeting, stockholders (a) elected the ten nominees identified in the table below to the Board of Directors of the Company to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (b) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020; and (c) approved, on an advisory basis, the compensation paid to the Company’s named executive officers. Set forth below are the final voting tallies for the Annual Meeting.

The total number of shares present in person or by proxy was 64,195,752 shares or 96.33% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal Number 1
Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
James P. Burra	58,376,347	1,710,771	4,108,634
Rodolpho C. Cardenuto	60,023,288	63,830	4,108,634
Bruce C. Edwards	59,646,719	440,399	4,108,634
Saar Gillai	59,810,869	276,249	4,108,634
Rockell N. Hankin	56,580,314	3,506,804	4,108,634
Ye Jane Li	60,023,737	63,381	4,108,634
James T. Lindstrom	58,307,828	1,779,290	4,108,634
Mohan R. Maheswaran	59,808,464	278,654	4,108,634
Carmelo J. Santoro	60,021,202	65,916	4,108,634
Sylvia Summers	59,597,316	489,802	4,108,634

Proposal Number 2
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2020

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,068,337	5,087,382	40,033	—

Proposal Number 3
Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,846,749	4,165,927	74,442	4,108,634

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMTECH CORPORATION

Date: June 18, 2019	/s/ Charles B. Ammann
Name: Charles B. Ammann
Title: Executive Vice President, General Counsel and Secretary